UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

        Preliminary Proxy Statement
        Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
        Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to §240.14a-12

SUBURBAN PROPANE PARTNERS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

General Counsel and Secretary
One Suburban Plaza • 240 Route 10 West • P.O. Box 206 • Whippany, NJ 07981-0206
Office 973-503-9967 • Fax 973-515-5982
pabel@suburbanpropane.com

MEMORANDUM

TO:	Members of Suburban Energy Services Group LLC and Suburban Energy Membership LLC
FROM:	Paul Abel
DATE:	September 5, 2006
SUBJECT:	Voting your Common Units at the 2006 Tri-Annual Meeting

The proxy statement relating to the 2006 Tri-Annual Meeting of Unitholders of Suburban Propane Partners, L.P., at which the proposed conversion of the General Partner interests into Common Units will be voted on, has been finalized and is being mailed to all Common Unitholders of record. The Tri-Annual Meeting is scheduled to be held on October 17, 2006 and if the conversion is approved by the Unitholders at that meeting, you can expect to receive your Common Units as a result of the conversion a short time thereafter.

The agreements between Suburban and the General Partner relating to the conversion provide that the conversion, and the proposed amendments to Suburban’s limited partnership agreement, require the approval of BOTH (a) a majority of all issued and outstanding Common Units on the record date, and (b) a majority of all such Common Units NOT owned by General Partner members.

In order to ascertain that both approvals have been achieved, it is necessary for Suburban to separately identify your votes, if you own Common Units as of the record date (August 18, 2006). (If you do not own any Common Units as of the record date, then this communication does not apply to you, and you need take no action at this time.) If you hold such Common Units in your own name, our transfer agent will identify your proxy card when you return it. However, if you hold your Common Units in the name of a bank or broker, then you must take an extra step in order for Suburban to correctly identify your votes. This extra step entails you obtaining a ‘‘legal proxy,’’ and the attachment to this memo explains how you obtain a legal proxy and use it to submit your votes.

If you own Common Units as of the record date, Suburban urges you to return your proxy card and vote your units on the proposals to be voted on at the 2006 Tri-Annual Meeting. And if you hold your Common Units in the name of a bank or broker, then Suburban urges you to comply with the attached legal proxy instructions so that your votes can be correctly identified. So that we may monitor compliance with this request, please send a copy of your legal proxy to Mark Alexander at the same time you send the legal proxy to our proxy solicitor.

Thank you for your cooperation in this matter.

INSTRUCTIONS FOR OBTAINING A LEGAL PROXY

Unitholders who hold their Units in the name of a bank or broker, usually referred to as street holders, can not ordinarily vote their Units directly. Rather, their bank or broker must cast their votes on their behalf.

In order to vote Units directly, street holders must request a legal proxy from their bank or broker. The legal proxy transfers the ability to vote Units from the bank or broker to the street holder. Exhibit A is a form of legal proxy.

HOW TO OBTAIN A LEGAL PROXY

1.	If your Units are held at a full service bank or broker:

Contact the person responsible for your account at your bank or broker and ask them to request a legal proxy from ADP for your Units. ADP serves as a clearinghouse for almost all of the bank and brokers in the United States with respect to proxy voting matters. You should be named on the legal proxy as the person authorized to vote the number of Units you held as of the record date for the Tri-Annual Meeting (August 18, 2006).

2.	If your Units are held at a discount broker:

When you receive the voting form for the Tri-Annual Meeting from your broker, date it, sign it and mark the box labeled ‘‘PLACE ‘X’ HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING.’’ Exhibit B is a sample of the voting form on which the box described above has been circled.

After receipt of the voting form, ADP will issue a legal proxy in your name and will mail it to the address at which you received the voting form.

WHAT TO DO WITH THE LEGAL PROXY

Once your receive the legal proxy, you should attach it to a proxy card, mark your vote on the proxy card, and sign, date and return it to our proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 19th Floor, New York, NY 10019, Attention Carol Corticchia, who will also have blank proxy cards.

QUESTIONS

If you have any questions about obtaining a legal proxy or need any assistance in obtaining one, please call Carol Corticchia or Arthur Crozier at our proxy solicitor, Innisfree M&A Incorporated, 212 750 5833.

Exhibit A

LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we the undersigned holder of ***                    *** securities of
MEETING DATE
do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute with full power of substitution or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.

DATED:	SIGNED:
ATTORNEY-IN-FACT

Exhibit B

ANNUAL MEETING TO BE HELD ON 06/08/06 AT 11:00 A.M. EDT
FOR HOLDERS AS OF 04/17/06 * ISSUER CONFIRMATION COPY - INFO ONLY *
06/08/06 AT 11:00 A.M. EDT
	23 1-0001						2-I	-S
DIRECTORS
	22160N109						(MARK ‘‘X’’ FOR ONLY ONE BOX)
					1		FOR ALL NOMINEES
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES		0010100
1							WITHHOLD ALL NOMINEES
WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.
USE NUMBER ONLY ______
		DIRECTORS RECOMMEND				FOR	AGAINST	ABSTAIN	PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN ‘‘X’’ IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK. X
2 * -	PROPOSAL TO APPROVE	---->>>	FOR 0020801	--->>>	2
						DO NOT USE			SEE VOTING INSTRUCTION NO. 2 ON REVERSE A/C:
DO NOT USE
						FOR	AGAINST	ABSTAIN
3 -	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2006.	---->>>	FOR 0010200	--->>>	3				22160N109
DO NOT USE
						DO NOT USE			PLACE ‘‘X’’ HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING.
						FOR	AGAINST	ABSTAIN
*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
	MEETING OR ANY ADJOURNMENT THEREOF.					DO NOT USE
DO NOT USE
DO NOT USE
						FOR	AGAINST	ABSTAIN	51 MERCEDES WAY EDGEWOOD NY 11717

DO NOT USE
DO NOT USE
DO NOT USE

						FOR	AGAINST	ABSTAIN

DO NOT USE
	HOUSEHOLDING ELECTION					DO NOT USE
(H)	Mark ‘‘FOR’’ to enroll this account to receive certain future shareholder communications in a single package per household. Mark ‘‘AGAINST’’ if you do not want to participate.
	To change your election in the future, call 1-800-542-1061. See accompanying page for more information about this election.			--->>>